                                                                   EXHIBIT 10.10

                            FOURTH AMENDMENT TO LEASE

THIS FOURTH AMENDMENT TO LEASE is made this 9th day of November, 2000, by and between Riggs Bank N.A., as Trustee for the Multi-Employer Property Trust, successor in interest to Riggs National Bank of Washington D.C., (the "Landlord") and Applied Voice Technology, Inc., a Washington Corporation (the "Tenant").

      WHEREAS, Landlord and Tenant entered into a Lease Agreement dated June 30, 1989, as amended on August 16, 1990, amended by the Second Amendment to Lease dated September 28, 1994 and Third Amendment to Lease dated May 28, 1997 (collectively referred to as the "Lease"), for Suites 100/200 in Building A-I, located at 11410 NE 122nd Way, Kirkland, Washington 98034 (the "Premises"), as more fully described in the Lease; and

      WHEREAS, the current area of the Premises consists of 47,083 rentable square feet, and Landlord and Tenant desire to expand the Premises, and to modify the Lease accordingly;

      NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties hereby mutually agree as follows:

      1. The Premises is hereby expanded to include Suite 304, 11410 NE 122nd Way, Kirkland, WA, consisting of 5,083 rentable square feet ("Expanded Premises"), as shown on attached Exhibit A.

      2. Effective February 1, 2000 the Monthly Base Rent as provided for in Paragraph 2 of the Lease shall be adjusted as follows:

                           Previous Monthly      Expanded      Revised Monthly
                               Base Rent         Premises         Base Rent
--------------------------------------------------------------------------------
February 1,2001 to             $56,225.00       $11,125.00       $67,350.00
   January 31, 2002
--------------------------------------------------------------------------------
February 1,2002 to             $56,225.00       $11,800.00       $68,025.00
   January 31,2003
--------------------------------------------------------------------------------

      3. Tenant agrees to accept the Premises in "as condition as set forth in Paragraph I above, except that Landlord agrees to provide Tenant with a Tenant Improvement allowance of $25,415.00.

      4. Paragraph 17 of the Third Amendment to Lease shall be deleted in its entirety.

      5. Paragraph 19 of the Third Amendment to Lease shall be deleted in its entirety.

      6. Except as expressly modified above, all terms and conditions of the Lease remain in full force and effect and are hereby ratified and confirmed.

LANDLORD:                                TENANT:
Riggs Bank N.A.                          Applied Voice Technology Inc., a
as Trustee of the                        Washington Corporation
Multi-Employer Property Trust


By:  /s/ [Illegible]                     By: /s/ Jeffrey B. deCillia
     ------------------------------          --------------------------------
Its: Managing Director                  Its: C.F.O.
     ------------------------------          --------------------------------

                                  Exhibit "A"
                                  -----------

                                  Building A-1
                           Total Square Footage 65,010






                               [BUILDING LAYOUT]